GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West T. Rowe Price Equity Income Fund

Institutional Class Ticker: MXVHX

(the “Fund”)

Supplement dated January 11, 2019 to the Prospectus and Summary Prospectus for

the Fund, each dated April 30, 2018, as supplemented.

Effective as of the close of business on May 15, 2019, the last paragraph of the section entitled “Purchase and Sale of Fund Shares” beginning on page 3, and the last paragraph of the sub-section entitled “Redeeming Shares” in the “Shareholder Information” section on page 10, are hereby deleted in their entirety and replaced with the following:

“Effective as of the close of business on May 15, 2019, the Institutional Class of the Fund is closed to new Permitted Accounts and new contributions by existing Permitted Accounts. Existing Permitted Accounts may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. Asset allocation funds that are series of Great-West Funds that invest in Institutional Class shares of the Fund at the close of business on May 15, 2019 may continue to purchase additional Institutional Class shares. The Fund reserves the right to modify or limit the above exceptions or re-open the Institutional Class of the Fund at any time without prior notice.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated April 30, 2018, as supplemented.

Please keep this Supplement for future reference.